Supplemental Information
First Quarter 2013

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Income statement
Net interest income	$10,664	$10,324	$9,938	$9,548	$10,846
Noninterest income	12,833	8,336	10,490	12,420	11,432
Total revenue, net of interest expense	23,497	18,660	20,428	21,968	22,278
Provision for credit losses	1,713	2,204	1,774	1,773	2,418
Noninterest expense	18,152	18,360	17,544	17,048	19,141
Income tax expense (benefit)	1,009	(2,636)	770	684	66
Net income	2,623	732	340	2,463	653
Preferred stock dividends	373	365	373	365	325
Net income (loss) applicable to common shareholders	2,250	367	(33)	2,098	328
Diluted earnings per common share (1)	0.20	0.03	0.00	0.19	0.03
Average diluted common shares issued and outstanding (1)	11,154,778	10,884,921	10,776,173	11,556,011	10,761,917
Dividends paid per common share	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.48%	0.13%	0.06%	0.45%	0.12%
Return on average common shareholders' equity	4.18	0.67	n/m	3.89	0.62
Return on average tangible common shareholders' equity (2)	6.33	1.01	n/m	5.95	0.95
Return on average tangible shareholders' equity (2)	6.53	1.77	0.84	6.16	1.67

At period end
Book value per share of common stock	$20.30	$20.24	$20.40	$20.16	$19.83
Tangible book value per share of common stock (2)	13.46	13.36	13.48	13.22	12.87
Market price per share of common stock:
Closing price	$12.18	$11.61	$8.83	$8.18	$9.57
High closing price for the period	12.78	11.61	9.55	9.68	9.93
Low closing price for the period	11.03	8.93	7.04	6.83	5.80
Market capitalization	131,817	125,136	95,163	88,155	103,123

Number of banking centers - U.S.	5,389	5,478	5,540	5,594	5,651
Number of branded ATMs - U.S.	16,311	16,347	16,253	16,220	17,255
Full-time equivalent employees	262,812	267,190	272,594	275,460	278,688

(1)
Due to a net loss applicable to common shareholders for the third quarter of 2012, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

(2)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions, except per share information)

Fully taxable-equivalent (FTE) basis data (1)

	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Net interest income	$10,875	$10,555	$10,167	$9,782	$11,053
Total revenue, net of interest expense	23,708	18,891	20,657	22,202	22,485
Net interest yield (2)	2.43%	2.35%	2.32%	2.21%	2.51%
Efficiency ratio	76.57	97.19	84.93	76.79	85.13

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.)

(2)
Calculation includes fees earned on overnight deposits placed with the Federal Reserve and, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks of, $33 million for the first quarter of 2013; $42 million, $48 million, $52 million and $47 million for the fourth, third, second and first quarters of 2012, respectively. For more information, see Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 10-11.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Interest income
Loans and leases	$9,178	$9,366	$9,597	$9,744	$10,173
Debt securities	2,549	2,196	2,062	1,905	2,746
Federal funds sold and securities borrowed or purchased under agreements to resell	315	329	353	360	460
Trading account assets	1,337	1,307	1,189	1,246	1,352
Other interest income	722	773	775	737	730
Total interest income	14,101	13,971	13,976	13,992	15,461

Interest expense
Deposits	382	438	484	519	549
Short-term borrowings	749	855	893	943	881
Trading account liabilities	472	420	418	448	477
Long-term debt	1,834	1,934	2,243	2,534	2,708
Total interest expense	3,437	3,647	4,038	4,444	4,615
Net interest income	10,664	10,324	9,938	9,548	10,846

Noninterest income
Card income	1,410	1,548	1,538	1,578	1,457
Service charges	1,799	1,820	1,934	1,934	1,912
Investment and brokerage services	3,027	2,889	2,781	2,847	2,876
Investment banking income	1,535	1,600	1,336	1,146	1,217
Equity investment income	563	699	238	368	765
Trading account profits	2,989	792	1,239	1,764	2,075
Mortgage banking income (loss)	1,263	(540)	2,019	1,659	1,612
Gains on sales of debt securities	68	171	339	400	752
Other income (loss)	188	(642)	(928)	730	(1,194)
Other-than-temporary impairment losses on available-for-sale debt securities:
Total other-than-temporary impairment losses	(14)	(1)	(9)	(13)	(51)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	5	—	3	7	11
Net impairment losses recognized in earnings on available-for-sale debt securities	(9)	(1)	(6)	(6)	(40)
Total noninterest income	12,833	8,336	10,490	12,420	11,432
Total revenue, net of interest expense	23,497	18,660	20,428	21,968	22,278

Provision for credit losses	1,713	2,204	1,774	1,773	2,418

Noninterest expense
Personnel	9,891	8,300	8,431	8,729	10,188
Occupancy	1,154	1,151	1,160	1,117	1,142
Equipment	550	551	561	546	611
Marketing	429	480	479	449	465
Professional fees	649	996	873	922	783
Amortization of intangibles	276	309	315	321	319
Data processing	812	773	640	692	856
Telecommunications	409	433	410	417	400
Other general operating	3,982	5,367	4,675	3,855	4,377
Total noninterest expense	18,152	18,360	17,544	17,048	19,141
Income (loss) before income taxes	3,632	(1,904)	1,110	3,147	719
Income tax expense (benefit)	1,009	(2,636)	770	684	66
Net income	$2,623	$732	$340	$2,463	$653
Preferred stock dividends	373	365	373	365	325
Net income (loss) applicable to common shareholders	$2,250	$367	$(33)	$2,098	$328

Per common share information
Earnings	$0.21	$0.03	$0.00	$0.19	$0.03
Diluted earnings	0.20	0.03	0.00	0.19	0.03
Dividends paid	0.01	0.01	0.01	0.01	0.01
Average common shares issued and outstanding	10,798,975	10,777,204	10,776,173	10,775,695	10,651,367
Average diluted common shares issued and outstanding (1)	11,154,778	10,884,921	10,776,173	11,556,011	10,761,917

(1)
Due to a net loss applicable to common shareholders for the third quarter of 2012, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Net income	$2,623	$732	$340	$2,463	$653
Other comprehensive income, net-of-tax:
Net change in available-for-sale debt and marketable equity securities	(906)	(1,169)	2,365	1,530	(924)
Net change in derivatives	172	381	234	(81)	382
Employee benefit plan adjustments	85	(1,171)	75	79	952
Net change in foreign currency translation adjustments	(42)	(27)	15	(32)	31
Other comprehensive income (loss)	(691)	(1,986)	2,689	1,496	441
Comprehensive income (loss)	$1,932	$(1,254)	$3,029	$3,959	$1,094

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	March 31 2013	December 31 2012	March 31 2012
Assets
Cash and cash equivalents	$100,980	$110,752	$128,792
Time deposits placed and other short-term investments	12,740	18,694	20,479
Federal funds sold and securities borrowed or purchased under agreements to resell	220,623	219,924	225,784
Trading account assets	223,028	227,775	194,094
Derivative assets	52,247	53,497	59,051
Debt securities:
Carried at fair value	305,132	310,850	312,738
Held-to-maturity, at cost	49,577	49,481	34,205
Total debt securities	354,709	360,331	346,943
Loans and leases	911,592	907,819	902,294
Allowance for loan and lease losses	(22,441)	(24,179)	(32,211)
Loans and leases, net of allowance	889,151	883,640	870,083
Premises and equipment, net	11,085	11,858	13,104
Mortgage servicing rights (includes $5,776, $5,716 and $7,589 measured at fair value)	5,896	5,851	7,723
Goodwill	69,930	69,976	69,976
Intangible assets	6,379	6,684	7,696
Loans held-for-sale	19,278	19,413	12,973
Customer and other receivables	71,281	71,467	74,358
Other assets	137,284	150,112	150,393
Total assets	$2,174,611	$2,209,974	$2,181,449

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$9,113	$7,906	$8,920
Derivative assets	187	333	1,109
Loans and leases	116,236	123,227	133,742
Allowance for loan and lease losses	(3,310)	(3,658)	(4,509)
Loans and leases, net of allowance	112,926	119,569	129,233
Loans held-for-sale	3,229	1,969	1,577
All other assets	4,728	4,654	3,118
Total assets of consolidated variable interest entities	$130,183	$134,431	$143,957

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	March 31 2013	December 31 2012	March 31 2012
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$357,623	$372,546	$338,215
Interest-bearing	661,930	654,332	630,822
Deposits in non-U.S. offices:
Noninterest-bearing	7,177	7,573	7,240
Interest-bearing	68,453	70,810	65,034
Total deposits	1,095,183	1,105,261	1,041,311
Federal funds purchased and securities loaned or sold under agreements to repurchase	248,149	293,259	258,491
Trading account liabilities	90,547	73,587	70,414
Derivative liabilities	47,825	46,016	49,172
Short-term borrowings	42,148	30,731	39,254
Accrued expenses and other liabilities (includes $486, $513 and $651 of reserve for unfunded lending commitments)	132,685	148,579	135,396
Long-term debt	279,641	275,585	354,912
Total liabilities	1,936,178	1,973,018	1,948,950
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,685,410 shares	18,780	18,768	18,788
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,822,379,936, 10,778,263,628 and 10,775,604,276 shares	158,157	158,142	157,973
Retained earnings	64,984	62,843	60,734
Accumulated other comprehensive income (loss)	(3,488)	(2,797)	(4,996)
Total shareholders’ equity	238,433	236,956	232,499
Total liabilities and shareholders’ equity	$2,174,611	$2,209,974	$2,181,449

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$2,539	$3,731	$5,598
Long-term debt	31,461	34,256	44,267
All other liabilities	345	360	978
Total liabilities of consolidated variable interest entities	$34,345	$38,347	$50,843

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Risk-based capital (1, 2):
Tier 1 common capital	$137,540	$133,403	$136,406	$134,082	$131,602
Tier 1 capital	160,098	155,461	163,063	164,665	163,199
Total capital	202,648	196,680	205,172	208,936	213,480
Risk-weighted assets (3)	1,299,414	1,205,976	1,195,722	1,193,422	1,220,827
Tier 1 common capital ratio (3, 4)	10.58%	11.06%	11.41%	11.24%	10.78%
Tier 1 capital ratio	12.32	12.89	13.64	13.80	13.37
Total capital ratio	15.60	16.31	17.16	17.51	17.49
Tier 1 leverage ratio	7.56	7.37	7.84	7.84	7.79
Tangible equity ratio (5)	7.83	7.62	7.85	7.73	7.48
Tangible common equity ratio (5)	6.94	6.74	6.95	6.83	6.58

(1)	Reflects preliminary data for current period risk-based capital.

(2)	Basel 1 includes the Market Risk Final Rule for the first quarter of 2013. Basel 1 did not include the Market Risk Final Rule for the fourth, third, second and first quarters of 2012.

(3)	On a pro-forma basis, under the Market Risk Final Rule, fourth quarter 2012 risk-weighted assets and the Tier 1 common capital ratio would have been $1,284,799 million and 10.38 percent, respectively.

(4)	Tier 1 common capital ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(5)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 41-44.)

Basel 1 to Basel 3 (fully phased-in) Reconciliation (1, 2)
(Dollars in millions)
	March 31 2013	December 31 2012	September 30 2012	June 30 2012
Regulatory capital – Basel 1 to Basel 3 (fully phased-in)
Basel 1 Tier 1 capital	$160,098	$155,461	$163,063	$164,665
Deduction of qualifying preferred stock and trust preferred securities	(22,558)	(22,058)	(26,657)	(30,583)
Basel 1 Tier 1 common capital	137,540	133,403	136,406	134,082
Deduction of defined benefit pension assets	(776)	(737)	(1,709)	(3,057)
Change in deferred tax assets and other threshold deductions (deferred tax asset temporary differences, mortgage servicing rights and significant investments)	(3,983)	(3,020)	(1,102)	(3,745)
Change in all other deductions, net	(2,032)	(1,020)	1,040	(2,459)
Basel 3 (fully phased-in) Tier 1 common capital	$130,749	$128,626	$134,635	$124,821

Risk-weighted assets – Basel 1 to Basel 3 (fully phased-in)
Basel 1 risk-weighted assets	$1,299,414	$1,205,976	$1,195,722	$1,193,422
Net change in credit and other risk-weighted assets	89,313	103,085	216,244	298,003
Increase due to Market Risk Final Rule	—	81,811	88,881	79,553
Basel 3 (fully phased-in) risk-weighted assets	$1,388,727	$1,390,872	$1,500,847	$1,570,978

Tier 1 common capital ratios
Basel 1	10.58%	11.06%	11.41%	11.24%
Basel 3 (fully phased-in)	9.42	9.25	8.97	7.95

(1)	Basel 3 estimates are based on the U.S. Basel 3 Advanced NPR.

(2)	Basel 1 includes the Market Risk Final Rule at March 31, 2013. At December 31, 2012, September 30, 2012 and June 30, 2012, Basel 1 did not include the Market Risk Final Rule.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Net interest income (FTE basis)
As reported (1)	$10,875	$10,555	$10,167	$9,782	$11,053
Impact of trading-related net interest income	(1,010)	(1,012)	(847)	(653)	(796)
Net interest income excluding trading-related net interest income (2)	$9,865	$9,543	$9,320	$9,129	$10,257

Average earning assets
As reported	$1,800,786	$1,788,936	$1,750,275	$1,772,568	$1,768,105
Impact of trading-related earning assets	(497,730)	(482,366)	(446,948)	(444,584)	(424,414)
Average earning assets excluding trading-related earning assets (2)	$1,303,056	$1,306,570	$1,303,327	$1,327,984	$1,343,691

Net interest yield contribution (FTE basis) (3)
As reported (1)	2.43%	2.35%	2.32%	2.21%	2.51%
Impact of trading-related activities	0.62	0.56	0.53	0.55	0.55
Net interest yield on earning assets excluding trading-related activities (2)	3.05%	2.91%	2.85%	2.76%	3.06%

(1)
Net interest income and net interest yield include fees earned on overnight deposits placed with the Federal Reserve and, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, of $33 million for the first quarter of 2013 and $42 million, $48 million, $52 million and $47 million for the fourth, third, second and first quarters of 2012, respectively.

(2)	Represents a non-GAAP financial measure.

(3)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis
(Dollars in millions)
	First Quarter 2013			Fourth Quarter 2012			First Quarter 2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$16,129	$46	1.17%	$16,967	$50	1.14%	$31,404	$65	0.83%
Federal funds sold and securities borrowed or purchased under agreements to resell	237,463	315	0.54	241,950	329	0.54	233,061	460	0.79
Trading account assets	194,364	1,380	2.87	186,252	1,362	2.91	164,114	1,399	3.42
Debt securities (2)	356,399	2,556	2.87	360,213	2,201	2.44	341,619	2,752	3.22
Loans and leases (3):
Residential mortgage	258,772	2,342	3.62	256,729	2,293	3.57	272,655	2,592	3.80
Home equity	105,797	995	3.80	110,105	1,067	3.86	122,933	1,164	3.80
U.S. credit card	91,712	2,249	9.95	92,849	2,336	10.01	98,334	2,459	10.06
Non-U.S. credit card	11,027	329	12.10	13,081	383	11.66	14,151	408	11.60
Direct/Indirect consumer	82,364	620	3.06	82,583	662	3.19	88,321	801	3.65
Other consumer	1,666	19	4.36	1,602	19	4.57	2,617	40	6.24
Total consumer	551,338	6,554	4.79	556,949	6,760	4.84	599,011	7,464	5.00
U.S. commercial	210,706	1,666	3.20	209,496	1,729	3.28	195,111	1,756	3.62
Commercial real estate	39,179	326	3.38	38,192	341	3.55	39,190	339	3.48
Commercial lease financing	23,534	236	4.01	22,839	184	3.23	21,679	272	5.01
Non-U.S. commercial	81,502	467	2.32	65,690	433	2.62	58,731	391	2.68
Total commercial	354,921	2,695	3.07	336,217	2,687	3.18	314,711	2,758	3.52
Total loans and leases	906,259	9,249	4.12	893,166	9,447	4.21	913,722	10,222	4.49
Other earning assets	90,172	733	3.29	90,388	771	3.40	84,185	723	3.46
Total earning assets (4)	1,800,786	14,279	3.20	1,788,936	14,160	3.16	1,768,105	15,621	3.55
Cash and cash equivalents (1)	92,846	33		111,671	42		112,512	47
Other assets, less allowance for loan and lease losses	318,795			309,758			306,557
Total assets	$2,212,427			$2,210,365			$2,187,174

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on debt securities carried at fair value are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	First Quarter 2013	Fourth Quarter 2012	First Quarter 2012
Time deposits placed and other short-term investments	$—	$(1)	$—
Federal funds sold and securities borrowed or purchased under agreements to resell	11	11	51
Debt securities	(122)	(134)	(140)
U.S. commercial	(29)	(21)	(16)
Non-U.S. commercial	(1)	(1)	(1)
Net hedge expenses on assets	$(141)	$(146)	$(106)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	First Quarter 2013			Fourth Quarter 2012			First Quarter 2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$42,934	$6	0.05%	$41,294	$6	0.06%	$40,543	$14	0.14%
NOW and money market deposit accounts	501,177	117	0.09	479,130	146	0.12	458,649	186	0.16
Consumer CDs and IRAs	88,376	138	0.63	91,256	156	0.68	100,044	194	0.78
Negotiable CDs, public funds and other deposits	20,880	26	0.52	19,904	27	0.54	22,586	36	0.64
Total U.S. interest-bearing deposits	653,367	287	0.18	631,584	335	0.21	621,822	430	0.28
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	12,153	19	0.64	11,964	22	0.71	18,170	28	0.62
Governments and official institutions	901	1	0.23	876	1	0.29	1,286	1	0.41
Time, savings and other	54,599	75	0.56	53,655	80	0.60	55,241	90	0.66
Total non-U.S. interest-bearing deposits	67,653	95	0.57	66,495	103	0.62	74,697	119	0.64
Total interest-bearing deposits	721,020	382	0.22	698,079	438	0.25	696,519	549	0.32
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	337,644	749	0.90	336,341	855	1.01	293,056	881	1.21
Trading account liabilities	92,047	472	2.08	80,084	420	2.09	71,872	477	2.67
Long-term debt	273,999	1,834	2.70	277,894	1,934	2.77	363,518	2,708	2.99
Total interest-bearing liabilities (1)	1,424,710	3,437	0.98	1,392,398	3,647	1.04	1,424,965	4,615	1.30
Noninterest-bearing sources:
Noninterest-bearing deposits	354,260			379,997			333,593
Other liabilities	196,449			199,458			196,050
Shareholders’ equity	237,008			238,512			232,566
Total liabilities and shareholders’ equity	$2,212,427			$2,210,365			$2,187,174
Net interest spread			2.22%			2.12%			2.25%
Impact of noninterest-bearing sources			0.21			0.22			0.25
Net interest income/yield on earning assets (2)		$10,842	2.43%		$10,513	2.34%		$11,006	2.50%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	First Quarter 2013	Fourth Quarter 2012	First Quarter 2012
Consumer CDs and IRAs	$13	$15	$34
Negotiable CDs, public funds and other deposits	3	3	3
Banks located in non-U.S. countries	3	3	4
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	260	311	325
Long-term debt	(897)	(930)	(1,024)
Net hedge income on liabilities	$(618)	$(598)	$(658)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation's Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	March 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$17,186	$315	$(62)	$17,439
Mortgage-backed securities:
Agency	170,842	4,050	(624)	174,268
Agency-collateralized mortgage obligations	33,573	1,405	(217)	34,761
Non-agency residential	8,591	402	(116)	8,877
Non-agency commercial	3,539	295	—	3,834
Non-U.S. securities	5,606	52	(8)	5,650
Corporate/Agency bonds	1,349	47	(11)	1,385
Other taxable securities, substantially all asset-backed securities	11,014	52	(12)	11,054
Total taxable securities	251,700	6,618	(1,050)	257,268
Tax-exempt securities	4,607	17	(42)	4,582
Total available-for-sale debt securities	256,307	6,635	(1,092)	261,850
Other debt securities carried at fair value	43,442	129	(289)	43,282
Total debt securities carried at fair value	299,749	6,764	(1,381)	305,132
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	49,577	446	(249)	49,774
Total debt securities	$349,326	$7,210	$(1,630)	$354,906
Available-for-sale marketable equity securities (1)	$769	$795	$—	$1,564

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$24,232	$324	$(84)	$24,472
Mortgage-backed securities:
Agency	183,247	5,048	(146)	188,149
Agency-collateralized mortgage obligations	36,329	1,427	(218)	37,538
Non-agency residential	9,231	391	(128)	9,494
Non-agency commercial	3,576	348	—	3,924
Non-U.S. securities	5,574	50	(6)	5,618
Corporate/Agency bonds	1,415	51	(16)	1,450
Other taxable securities, substantially all asset-backed securities	12,089	54	(15)	12,128
Total taxable securities	275,693	7,693	(613)	282,773
Tax-exempt securities	4,167	13	(47)	4,133
Total available-for-sale debt securities	279,860	7,706	(660)	286,906
Other debt securities carried at fair value	23,927	120	(103)	23,944
Total debt securities carried at fair value	303,787	7,826	(763)	310,850
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	49,481	815	(26)	50,270
Total debt securities	$353,268	$8,641	$(789)	$361,120
Available-for-sale marketable equity securities (1)	$780	$732	$—	$1,512

(1)	Classified in other assets on the Corporation's Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	March 31 2013	December 31 2012
U.S. government and agency securities	$3,861	$491
Agency mortgage-backed securities	29,178	13,074
Agency-collateralized mortgage obligations	958	929
Commercial mortgage-backed securities	103	—
Non-U.S. securities (1)	9,182	9,450
Total	$43,282	$23,944

(1)	Amounts include debt securities used to satisfy certain international regulatory liquidity requirements.
Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	First Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,875	$4,820	$743	$2,351	$1,111	$1,596	$254
Noninterest income	12,833	2,394	1,569	1,874	4,061	2,825	110
Total revenue, net of interest expense (FTE basis)	23,708	7,214	2,312	4,225	5,172	4,421	364
Provision for credit losses	1,713	906	335	195	5	22	250
Noninterest expense	18,152	4,108	4,059	1,900	3,076	3,253	1,756
Income (loss) before income taxes	3,843	2,200	(2,082)	2,130	2,091	1,146	(1,642)
Income tax expense (benefit) (FTE basis)	1,220	818	(774)	792	733	426	(775)
Net income (loss)	$2,623	$1,382	$(1,308)	$1,338	$1,358	$720	$(867)

Average
Total loans and leases	$906,259	$129,570	$92,963	$280,305	n/m	$106,082	$244,557
Total assets (1)	2,212,427	560,721	128,331	332,781	$666,629	282,298	241,667
Total deposits	1,075,280	502,483	n/m	221,492	n/m	253,413	35,550
Period end
Total loans and leases	$911,592	$127,502	$90,971	$287,263	n/m	$107,048	$241,407
Total assets (1)	2,174,611	589,410	129,116	340,281	$625,734	268,263	221,807
Total deposits	1,095,183	530,552	n/m	227,647	n/m	239,853	35,758

	Fourth Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,555	$4,684	$729	$2,282	$1,116	$1,490	$254
Noninterest income (loss)	8,336	2,528	(254)	1,856	1,907	2,703	(404)
Total revenue, net of interest expense (FTE basis)	18,891	7,212	475	4,138	3,023	4,193	(150)
Provision for credit losses	2,204	961	485	179	17	112	450
Noninterest expense	18,360	4,141	5,607	1,796	2,627	3,196	993
Income (loss) before income taxes	(1,673)	2,110	(5,617)	2,163	379	885	(1,593)
Income tax expense (benefit) (FTE basis)	(2,405)	689	(1,913)	754	196	309	(2,440)
Net income (loss)	$732	$1,421	$(3,704)	$1,409	$183	$576	$847

Average
Total loans and leases	$893,166	$131,217	$96,605	$268,364	n/m	$103,785	$247,128
Total assets (1)	2,210,365	538,205	131,652	339,085	$642,252	276,408	282,763
Total deposits	1,078,076	484,062	n/m	242,241	n/m	249,658	36,939
Period end
Total loans and leases	$907,819	$133,287	$94,660	$278,286	n/m	$105,928	$241,980
Total assets (1)	2,209,974	552,238	131,047	334,264	$629,896	297,326	265,203
Total deposits	1,105,261	496,127	n/m	242,596	n/m	266,188	36,060

	First Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$11,053	$5,070	$768	$2,296	$910	$1,531	$478
Noninterest income (loss)	11,432	2,352	1,896	1,940	3,501	2,616	(873)
Total revenue, net of interest expense (FTE basis)	22,485	7,422	2,664	4,236	4,411	4,147	(395)
Provision for credit losses	2,418	877	507	(245)	(13)	46	1,246
Noninterest expense	19,141	4,263	3,884	1,997	3,239	3,232	2,526
Income (loss) before income taxes	926	2,282	(1,727)	2,484	1,185	869	(4,167)
Income tax expense (benefit) (FTE basis)	273	837	(589)	911	357	319	(1,562)
Net income (loss)	$653	$1,445	$(1,138)	$1,573	$828	$550	$(2,605)

Average
Total loans and leases	$913,722	$140,341	$109,601	$266,206	n/m	$98,016	$270,228
Total assets (1)	2,187,174	521,321	157,957	320,252	$573,305	269,674	344,665
Total deposits	1,030,112	464,023	n/m	210,940	n/m	239,859	52,529
Period end
Total loans and leases	$902,294	$137,718	$108,063	$261,480	n/m	$97,953	$266,095
Total assets (1)	2,181,449	541,578	157,027	314,681	$563,130	263,500	341,533
Total deposits	1,041,311	484,003	n/m	211,363	n/m	239,915	42,873

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Net interest income (FTE basis)	$4,820	$4,684	$4,643	$4,695	$5,070
Noninterest income:
Card income	1,207	1,342	1,340	1,345	1,289
Service charges	1,013	1,034	1,101	1,080	1,062
All other income (loss)	174	152	(10)	209	1
Total noninterest income	2,394	2,528	2,431	2,634	2,352
Total revenue, net of interest expense (FTE basis)	7,214	7,212	7,074	7,329	7,422

Provision for credit losses	906	961	971	1,131	877

Noninterest expense	4,108	4,141	4,079	4,378	4,263
Income before income taxes	2,200	2,110	2,024	1,820	2,282
Income tax expense (FTE basis)	818	689	749	674	837
Net income	$1,382	$1,421	$1,275	$1,146	$1,445

Net interest yield (FTE basis)	3.75%	3.74%	3.75%	3.86%	4.23%
Return on average allocated capital (1, 2)	20.05	—	—	—	—
Return on average economic capital (1, 2)	—	23.90	21.67	20.19	26.05
Efficiency ratio (FTE basis)	56.95	57.41	57.68	59.74	57.43

Balance Sheet
Average
Total loans and leases	$129,570	$131,217	$132,814	$135,736	$140,341
Total earning assets (3)	520,899	498,209	492,233	489,775	482,297
Total assets (3)	560,721	538,205	531,664	529,369	521,321
Total deposits	502,483	484,062	478,123	474,316	464,023
Allocated capital (1, 2)	28,000	—	—	—	—
Economic capital (1, 2)	—	23,713	23,470	22,903	22,368

Period end
Total loans and leases	$127,502	$133,287	$132,277	$134,427	$137,718
Total earning assets (3)	548,776	511,961	497,330	495,697	500,575
Total assets (3)	589,410	552,238	537,923	535,359	541,578
Total deposits	530,552	496,127	484,598	479,775	484,003

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.

(2)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	First Quarter 2013
	Total Consumer & Business Banking	Deposits (1)	Card Services
Net interest income (FTE basis)	$4,820	$2,387	$2,433
Noninterest income:
Card income	1,207	15	1,192
Service charges	1,013	1,013	—
All other income	174	102	72
Total noninterest income	2,394	1,130	1,264
Total revenue, net of interest expense (FTE basis)	7,214	3,517	3,697

Provision for credit losses	906	63	843

Noninterest expense	4,108	2,820	1,288
Income before income taxes	2,200	634	1,566
Income tax expense (FTE basis)	818	236	582
Net income	$1,382	$398	$984

Net interest yield (FTE basis)	3.75%	1.91%	9.19%
Return on average allocated capital (2, 3)	20.05	10.49	31.74
Efficiency ratio (FTE basis)	56.95	80.20	34.82

Balance Sheet
Average
Total loans and leases	$129,570	$22,616	$106,954
Total earning assets (4)	520,899	506,530	107,396
Total assets (4)	560,721	539,319	114,429
Total deposits	502,483	502,063	n/m
Allocated capital (2, 3)	28,000	15,400	12,600

Period end
Total loans and leases	$127,502	$22,488	$105,014
Total earning assets (4)	548,776	534,098	105,460
Total assets (4)	589,410	567,346	112,846
Total deposits	530,552	529,501	n/m

	Fourth Quarter 2012
	Total Consumer & Business Banking	Deposits (1)	Card Services
Net interest income (FTE basis)	$4,684	$2,213	$2,471
Noninterest income:
Card income	1,342	16	1,326
Service charges	1,034	1,034	—
All other income	152	124	28
Total noninterest income	2,528	1,174	1,354
Total revenue, net of interest expense (FTE basis)	7,212	3,387	3,825

Provision for credit losses	961	75	886

Noninterest expense	4,141	2,816	1,325
Income before income taxes	2,110	496	1,614
Income tax expense (FTE basis)	689	174	515
Net income	$1,421	$322	$1,099

Net interest yield (FTE basis)	3.74%	1.81%	9.02%
Return on average economic capital (2, 3)	23.90	9.53	42.77
Efficiency ratio (FTE basis)	57.41	83.11	34.66

Balance Sheet
Average
Total loans and leases	$131,217	$22,695	$108,522
Total earning assets (4)	498,209	485,913	109,006
Total assets (4)	538,205	519,064	115,851
Total deposits	484,062	483,686	n/m
Economic capital (2, 3)	23,713	13,466	10,247

Period end
Total loans and leases	$133,287	$22,907	$110,380
Total earning assets (4)	511,961	498,150	110,831
Total assets (4)	552,238	531,354	117,904
Total deposits	496,127	495,711	n/m

For footnotes see page 16.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	First Quarter 2012
	Total Consumer & Business Banking	Deposits (1)	Card Services
Net interest income (FTE basis)	$5,070	$2,454	$2,616
Noninterest income:
Card income	1,289	12	1,277
Service charges	1,062	1,062	—
All other income (loss)	1	85	(84)
Total noninterest income	2,352	1,159	1,193
Total revenue, net of interest expense (FTE basis)	7,422	3,613	3,809

Provision for credit losses	877	87	790

Noninterest expense	4,263	2,890	1,373
Income before income taxes	2,282	636	1,646
Income tax expense (FTE basis)	837	233	604
Net income	$1,445	$403	$1,042

Net interest yield (FTE basis)	4.23%	2.11%	8.95%
Return on average economic capital (2, 3)	26.05	13.31	41.30
Efficiency ratio (FTE basis)	57.43	79.98	36.05

Balance Sheet
Average
Total loans and leases	$140,341	$24,074	$116,267
Total earning assets (4)	482,297	467,011	117,580
Total assets (4)	521,321	500,436	123,179
Total deposits	464,023	463,715	n/m
Economic capital (2, 3)	22,368	12,189	10,179

Period end
Total loans and leases	$137,718	$23,857	$113,861
Total earning assets (4)	500,575	486,267	115,177
Total assets (4)	541,578	521,022	121,425
Total deposits	484,003	483,193	n/m

(1)	During the first quarter of 2013, Business Banking results were moved to Deposits and prior periods were reclassified to conform to current period presentation.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.

(3)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.)

(4)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, we allocate assets to match liabilities. As a result, total earning assets and total assets of the businesses may not equal total Consumer & Business Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Average deposit balances
Checking	$227,892	$217,784	$212,120	$209,235	$202,680
Savings	40,959	39,121	39,371	40,119	38,286
MMS	155,088	148,171	145,592	142,096	138,066
CDs and IRAs	74,217	74,589	76,801	78,604	80,807
Non-U.S. and other	4,327	4,397	4,239	4,262	4,184
Total average deposit balances	$502,483	$484,062	$478,123	$474,316	$464,023

Deposit spreads (excludes noninterest costs)
Checking	2.06%	2.28%	2.46%	2.65%	2.82%
Savings	2.20	2.48	2.62	2.78	2.97
MMS	1.04	1.11	1.16	1.22	1.31
CDs and IRAs	0.55	0.57	0.58	0.62	0.55
Non-U.S. and other	1.02	0.93	1.02	1.06	1.00
Total deposit spreads	1.52	1.66	1.76	1.88	1.96

Brokerage assets	$82,616	$75,946	$75,852	$72,226	$73,422

Online banking active accounts (units in thousands)	30,102	29,638	29,809	30,232	30,439
Mobile banking active accounts (units in thousands)	12,641	12,013	11,097	10,290	9,702
Banking centers	5,389	5,478	5,540	5,594	5,651
ATMs	16,311	16,347	16,253	16,220	17,255

U.S. credit card
Loans
Average credit card outstandings	$91,712	$92,849	$93,292	$95,018	$98,334
Ending credit card outstandings	90,047	94,835	93,162	94,291	96,433
Credit quality
Net charge-offs	$947	$978	$1,079	$1,244	$1,331
	4.19%	4.19%	4.60%	5.27%	5.44%
30+ delinquency	$2,510	$2,748	$2,855	$2,948	$3,384
	2.79%	2.90%	3.06%	3.13%	3.51%
90+ delinquency	$1,360	$1,437	$1,471	$1,594	$1,866
	1.51%	1.52%	1.58%	1.69%	1.93%
Other U.S. credit card indicators
Gross interest yield	9.95%	10.01%	10.04%	9.97%	10.06%
Risk-adjusted margin	8.39	8.48	7.66	7.51	6.54
New account growth (in thousands)	906	837	857	782	782
Purchase volumes	$46,632	$51,628	$48,189	$48,886	$44,797

Debit card data
Purchase volumes	$64,635	$66,217	$64,121	$64,993	$63,032

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Net interest income (FTE basis)	$743	$729	$719	$713	$768
Noninterest income:
Mortgage banking income (loss)	1,487	(284)	2,188	1,820	1,828
All other income (loss)	82	30	176	(4)	68
Total noninterest income (loss)	1,569	(254)	2,364	1,816	1,896
Total revenue, net of interest expense (FTE basis)	2,312	475	3,083	2,529	2,664

Provision for credit losses	335	485	263	187	507

Noninterest expense	4,059	5,607	4,180	3,526	3,884
Loss before income taxes	(2,082)	(5,617)	(1,360)	(1,184)	(1,727)
Income tax benefit (FTE basis)	(774)	(1,913)	(503)	(439)	(589)
Net loss	$(1,308)	$(3,704)	$(857)	$(745)	$(1,138)

Net interest yield (FTE basis)	2.85%	2.66%	2.41%	2.28%	2.39%

Balance Sheet
Average
Total loans and leases	$92,963	$96,605	$102,472	$105,507	$109,601
Total earning assets	105,715	109,139	118,909	125,600	129,039
Total assets	128,331	131,652	140,510	151,514	157,957
Allocated capital (1, 2)	24,000	—	—	—	—
Economic capital (1, 2)	—	12,474	13,336	14,120	14,791

Period end
Total loans and leases	$90,971	$94,660	$98,642	$104,079	$108,063
Total earning assets	105,544	106,974	112,977	123,629	129,219
Total assets	129,116	131,047	138,108	146,386	157,027

Period end (in billions)
Mortgage serviced portfolio (3, 4)	$1,185.0	$1,331.8	$1,461.8	$1,593.8	$1,686.4

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.

(2)
Allocated capital and economic capital are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.)

(3)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

(4)	Excludes loans for which servicing transferred to third parties as of March 31, 2013 with an effective mortgage servicing right sale date of April 1, 2013.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	First Quarter 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$743	$347	$396
Noninterest income:
Mortgage banking income	1,487	697	790
All other income (loss)	82	(64)	146
Total noninterest income	1,569	633	936
Total revenue, net of interest expense (FTE basis)	2,312	980	1,332

Provision for credit losses	335	92	243

Noninterest expense	4,059	814	3,245
Income (loss) before income taxes	(2,082)	74	(2,156)
Income tax expense (benefit) (FTE basis)	(774)	28	(802)
Net income (loss)	$(1,308)	$46	$(1,354)

Balance Sheet
Average
Total loans and leases	$92,963	$47,228	$45,735
Total earning assets	105,715	53,746	51,969
Total assets	128,331	54,505	73,826
Allocated capital (2, 3)	24,000	6,000	18,000

Period end
Total loans and leases	$90,971	$46,929	$44,042
Total earning assets	105,544	55,111	50,433
Total assets	129,116	55,581	73,535

	Fourth Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$729	$348	$381
Noninterest income:
Mortgage banking income (loss)	(284)	891	(1,175)
All other income	30	13	17
Total noninterest income	(254)	904	(1,158)
Total revenue, net of interest expense (FTE basis)	475	1,252	(777)

Provision for credit losses	485	77	408

Noninterest expense	5,607	742	4,865
Income (loss) before income taxes	(5,617)	433	(6,050)
Income tax expense (benefit) (FTE basis)	(1,913)	153	(2,066)
Net income (loss)	$(3,704)	$280	$(3,984)

Balance Sheet
Average
Total loans and leases	$96,605	$48,312	$48,293
Total earning assets	109,139	54,720	54,419
Total assets	131,652	55,609	76,043
Economic capital (2, 3)	12,474	3,888	8,586

Period end
Total loans and leases	$94,660	$47,742	$46,918
Total earning assets	106,974	54,394	52,580
Total assets	131,047	55,463	75,584

For footnotes see page 20.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1) (continued)
(Dollars in millions)
	First Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$768	$347	$421
Noninterest income:
Mortgage banking income	1,828	714	1,114
All other income	68	29	39
Total noninterest income	1,896	743	1,153
Total revenue, net of interest expense (FTE basis)	2,664	1,090	1,574

Provision for credit losses	507	53	454

Noninterest expense	3,884	857	3,027
Income (loss) before income taxes	(1,727)	180	(1,907)
Income tax expense (benefit) (FTE basis)	(589)	66	(655)
Net income (loss)	$(1,138)	$114	$(1,252)

Balance Sheet
Average
Total loans and leases	$109,601	$51,663	$57,938
Total earning assets	129,039	57,474	71,565
Total assets	157,957	58,348	99,609
Economic capital (2, 3)	14,791	3,467	11,324

Period end
Total loans and leases	$108,063	$51,002	$57,061
Total earning assets	129,219	57,723	71,496
Total assets	157,027	58,682	98,345

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing rights activities, including net hedge results, which were previously included in Home Loans, together with any related assets or liabilities used as economic hedges are included in Legacy Assets & Servicing. The goodwill asset and related impairment charge that was recorded in 2011 are included in Legacy Assets & Servicing.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.

(3)
Allocated capital and economic capital are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.)

n/a = not applicable

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	First Quarter 2013		Fourth Quarter 2012		Third Quarter 2012		Second Quarter 2012		First Quarter 2012

Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$5,716		$5,087		$5,708		$7,589		$7,378
Net additions	(60)		97		85		(7)		77
Impact of customer payments (1)	(314)		(335)		(346)		(282)		(521)
Other changes in mortgage servicing rights fair value (2)	434		867		(360)		(1,592)		655
Balance, end of period	$5,776		$5,716		$5,087		$5,708		$7,589

Capitalized mortgage servicing rights (% of loans serviced for investors)	61	bps	55	bps	45	bps	47	bps	58	bps
Mortgage loans serviced for investors (in billions)	$949		$1,045		$1,142		$1,224		$1,313

Loan production:
Total Corporation (3)
First mortgage	$23,920		$21,516		$20,315		$18,005		$15,238
Home equity	1,116		962		933		930		760
Consumer Real Estate Services
First mortgage	$19,269		$16,561		$15,566		$14,206		$12,185
Home equity	942		765		746		724		597

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$815		$986		$944		$902		$928
Representations and warranties provision	(250)		(2,955)		(307)		(395)		(282)
Total production income (loss)	565		(1,969)		637		507		646
Servicing income:
Servicing fees	913		1,096		1,089		1,205		1,329
Impact of customer payments (1)	(314)		(335)		(346)		(282)		(521)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (4)	312		912		560		194		194
Other servicing-related revenue	11		12		248		196		180
Total net servicing income	922		1,685		1,551		1,313		1,182
Total Consumer Real Estate Services mortgage banking income (loss)	1,487		(284)		2,188		1,820		1,828
Other business segments’ mortgage banking loss (5)	(224)		(256)		(169)		(161)		(216)
Total consolidated mortgage banking income (loss)	$1,263		$(540)		$2,019		$1,659		$1,612

(1)	Represents the change in the market value of the mortgage servicing rights asset due to the impact of customer payments received during the period.

(2)	These amounts reflect the change in discount rates and prepayment speed assumptions, mostly due to changes in interest rates, as well as the effect of changes in other assumptions.

(3)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(4)	Includes gains and losses on sales of mortgage servicing rights.

(5)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Net interest income (FTE basis)	$2,351	$2,282	$2,188	$2,120	$2,296
Noninterest income:
Service charges	685	693	724	725	721
Investment banking income	790	842	662	632	651
All other income	399	321	395	593	568
Total noninterest income	1,874	1,856	1,781	1,950	1,940
Total revenue, net of interest expense (FTE basis)	4,225	4,138	3,969	4,070	4,236

Provision for credit losses	195	179	58	(126)	(245)

Noninterest expense	1,900	1,796	1,973	2,006	1,997
Income before income taxes	2,130	2,163	1,938	2,190	2,484
Income tax expense (FTE basis)	792	754	717	811	911
Net income	$1,338	$1,409	$1,221	$1,379	$1,573

Net interest yield (FTE basis)	3.29%	3.09%	3.07%	3.15%	3.33%
Return on average allocated capital (1, 2)	21.72	—	—	—	—
Return on average economic capital (1, 2)	—	28.09	23.79	27.25	31.34
Efficiency ratio (FTE basis)	44.96	43.40	49.71	49.28	47.13

Balance Sheet
Average
Total loans and leases	$280,305	$268,364	$257,427	$257,302	$266,206
Total earnings assets (3)	289,452	294,176	283,585	270,757	277,039
Total assets (3)	332,781	339,085	328,781	313,878	320,252
Total deposits	221,492	242,241	226,877	213,376	210,940
Allocated capital (1, 2)	25,000	—	—	—	—
Economic capital (1, 2)	—	19,966	20,436	20,373	20,200

Period end
Total loans and leases	$287,263	$278,286	$262,136	$255,318	$261,480
Total earnings assets (3)	297,382	289,455	283,307	268,831	269,555
Total assets (3)	340,281	334,264	328,119	313,677	314,681
Total deposits	227,647	242,596	234,366	216,015	211,363

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.

(2)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Investment Banking fees (1)
Advisory (2)	$233	$285	$207	$314	$190
Debt issuance	428	450	341	247	347
Equity issuance	129	107	114	71	114
Total Investment Banking fees (3)	$790	$842	$662	$632	$651

Business Lending
Corporate	$845	$739	$765	$836	$861
Commercial	1,143	1,101	1,105	1,079	1,098
Total Business Lending revenue (3)	$1,988	$1,840	$1,870	$1,915	$1,959

Treasury Services
Corporate	$671	$687	$660	$630	$655
Commercial	716	726	735	727	777
Total Treasury Services revenue (3)	$1,387	$1,413	$1,395	$1,357	$1,432

Average deposit balances
Interest-bearing	$68,500	$68,104	$64,576	$63,932	$64,556
Noninterest-bearing	152,992	174,137	162,301	149,444	146,384
Total average deposits	$221,492	$242,241	$226,877	$213,376	$210,940

Loan spread	1.87%	1.85%	1.91%	1.88%	1.94%

Provision for credit losses	$195	$179	$58	$(126)	$(245)

Credit quality (4, 5)
Reservable utilized criticized exposure	$10,339	$10,949	$12,297	$14,794	$17,937
	3.71%	4.06%	4.81%	5.86%	6.97%

Nonperforming loans, leases and foreclosed properties	$1,692	$2,110	$2,647	$3,305	$4,130
	0.59%	0.77%	1.02%	1.32%	1.61%

Average loans and leases by product
U.S. commercial	$124,853	$121,503	$115,958	$114,923	$118,006
Commercial real estate	34,824	33,403	31,938	32,326	33,642
Commercial lease financing	24,486	24,057	23,214	23,123	23,387
Non-U.S. commercial	59,859	53,391	50,031	49,088	49,123
Direct/Indirect consumer	36,141	36,003	36,283	37,833	42,040
Other	142	7	3	9	8
Total average loans and leases	$280,305	$268,364	$257,427	$257,302	$266,206

Total Corporation Investment Banking fees
Advisory (2)	$257	$301	$221	$340	$203
Debt issuance	1,022	1,078	865	646	775
Equity issuance	323	250	279	192	305
Total investment banking fees	1,602	1,629	1,365	1,178	1,283
Self-led	(67)	(29)	(29)	(32)	(66)
Total Investment Banking fees	$1,535	$1,600	$1,336	$1,146	$1,217

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component of Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Three Months Ended March 31, 2013
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	4	7.3%	3	8.8%
Leveraged loans	1	16.0	1	16.0
Mortgage-backed securities	3	9.9	2	11.2
Asset-backed securities	1	14.1	1	16.5
Convertible debt	2	10.3	1	21.7
Common stock underwriting	7	5.6	5	9.5
Investment-grade corporate debt	2	7.0	2	14.3
Syndicated loans	2	9.1	2	13.1
Net investment banking revenue	2	7.8	1	11.6
Announced mergers and acquisitions	5	14.4	5	22.6
Equity capital markets	5	6.2	4	11.1
Debt capital markets	5	5.8	2	10.2
Source: Dealogic data as of April 2, 2013. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising the target or acquiror.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
Leveraged loans	Convertible debt
Mortgage-backed securities	Investment-grade corporate debt
Asset-backed securities	Syndicated loans

U.S. top 3 rankings in:
High-yield corporate debt	Convertible debt
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:	Leveraged loans, Mortgage-backed securities, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans

U.S.:	High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Net interest income (FTE basis)	$1,111	$1,116	$932	$724	$910
Noninterest income:
Investment and brokerage services	528	430	428	448	514
Investment banking fees	679	668	552	438	556
Trading account profits	2,890	725	1,237	1,706	2,037
All other income (loss)	(36)	84	133	265	394
Total noninterest income	4,061	1,907	2,350	2,857	3,501
Total revenue, net of interest expense (FTE basis) (1)	5,172	3,023	3,282	3,581	4,411

Provision for credit losses	5	17	31	(1)	(13)

Noninterest expense	3,076	2,627	2,576	2,855	3,239
Income before income taxes	2,091	379	675	727	1,185
Income tax expense (FTE basis)	733	196	949	228	357
Net income (loss)	$1,358	$183	$(274)	$499	$828

Return on average allocated capital (2, 3)	18.38%	—	—	—	—
Return on average economic capital (2, 3)	—	5.18%	n/m	15.15%	23.22%
Efficiency ratio (FTE basis)	59.46	86.88	78.49%	79.73	73.44

Balance Sheet
Average
Total trading-related assets (4)	$504,266	$493,188	$462,138	$459,869	$448,731
Total earning assets (4)	509,732	493,935	458,370	456,584	436,871
Total assets	666,629	642,252	597,949	596,182	573,305
Allocated capital (2, 3)	30,000	—	—	—	—
Economic capital (2, 3)	—	14,188	13,418	13,320	14,384

Period end
Total trading-related assets (4)	$467,826	$465,836	$455,161	$443,948	$440,091
Total earning assets (4)	480,077	486,503	456,616	440,499	429,985
Total assets	625,734	629,896	596,907	575,495	563,130

Trading-related assets (average)
Trading account securities	$235,437	$220,434	$193,694	$190,250	$185,890
Reverse repurchases	157,847	166,399	162,040	160,832	160,079
Securities borrowed	57,425	52,391	51,757	53,297	47,286
Derivative assets	53,557	53,964	54,647	55,490	55,476
Total trading-related assets (4)	$504,266	$493,188	$462,138	$459,869	$448,731

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 26.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.

(3)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.)

(4)	Trading-related assets include assets which are not considered earning assets (i.e., derivative assets).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Sales and trading revenue (1)
Fixed income, currency and commodities	$3,236	$1,551	$2,000	$2,418	$2,843
Equities	1,159	674	667	761	912
Total sales and trading revenue	$4,395	$2,225	$2,667	$3,179	$3,755

Sales and trading revenue, excluding debit valuation adjustment (2)
Fixed income, currency and commodities	$3,301	$1,788	$2,534	$2,555	$4,130
Equities	1,149	713	715	780	1,059
Total sales and trading revenue, excluding debit valuation adjustment	$4,450	$2,501	$3,249	$3,335	$5,189

Sales and trading revenue breakdown
Net interest income	$1,020	$1,014	$846	$650	$798
Commissions	528	430	428	448	514
Trading	2,890	725	1,237	1,706	2,037
Other	(43)	56	156	375	406
Total sales and trading revenue	$4,395	$2,225	$2,667	$3,179	$3,755

(1)
Includes Global Banking sales and trading revenue of $68 million for the first quarter of 2013, and $49 million, $110 million, $248 million and $114 million for the fourth, third, second and first quarters of 2012, respectively.

(2)
For this presentation, sales and trading revenue excludes the impact of credit spreads on debit valuation adjustment which represents a non-GAAP financial measure. Net debit valuation adjustment losses included in fixed income, currency and commodities revenue were $65 million for the first quarter of 2013, and $237 million, $534 million, $137 million and $1.3 billion for the fourth, third, second and first quarters of 2012, respectively. Net debit valuation adjustment gains (losses) included in equities revenue were $10 million for the first quarter of 2013, and $(39) million, $(48) million, $(19) million and $(147) million for the fourth, third, second and first quarters of 2012, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Net interest income (FTE basis)	$1,596	$1,490	$1,413	$1,393	$1,531
Noninterest income:
Investment and brokerage services	2,331	2,272	2,181	2,221	2,175
All other income	494	431	489	480	441
Total noninterest income	2,825	2,703	2,670	2,701	2,616
Total revenue, net of interest expense (FTE basis)	4,421	4,193	4,083	4,094	4,147

Provision for credit losses	22	112	61	47	46

Noninterest expense	3,253	3,196	3,115	3,177	3,232
Income before income taxes	1,146	885	907	870	869
Income tax expense (FTE basis)	426	309	336	322	319
Net income	$720	$576	$571	$548	$550

Net interest yield (FTE basis)	2.46%	2.30%	2.28%	2.31%	2.46%
Return on average allocated capital (1, 2)	29.38	—	—	—	—
Return on average economic capital (1, 2)	—	28.36	29.22	31.76	34.85
Efficiency ratio (FTE basis)	73.58	76.24	76.30	77.61	77.92

Balance Sheet
Average
Total loans and leases	$106,082	$103,785	$101,016	$98,964	$98,016
Total earning assets (3)	263,484	257,339	246,674	242,843	250,727
Total assets (3)	282,298	276,408	265,639	262,124	269,674
Total deposits	253,413	249,658	241,411	238,540	239,859
Allocated capital (1, 2)	10,000	—	—	—	—
Economic capital (1, 2)	—	8,149	7,840	7,011	6,420

Period end
Total loans and leases	$107,048	$105,928	$102,390	$100,261	$97,953
Total earning assets (3)	248,960	277,103	248,807	243,552	244,174
Total assets (3)	268,263	297,326	268,408	263,006	263,500
Total deposits	239,853	266,188	243,518	237,339	239,915

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.

(2)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-44.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Revenues
Merrill Lynch Global Wealth Management	$3,680	$3,500	$3,407	$3,387	$3,441
U.S. Trust	721	690	656	683	680
Other (1)	20	3	20	24	26
Total revenues	$4,421	$4,193	$4,083	$4,094	$4,147

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,829,400	$1,758,496	$1,746,191	$1,689,257	$1,723,402
U.S. Trust	354,721	341,292	332,792	323,711	333,876
Other (1)	64,603	66,874	64,239	66,091	66,309

Client Balances by Type
Assets under management	$745,260	$698,095	$692,854	$667,452	$677,602
Brokerage assets	1,026,495	975,388	985,699	959,210	989,860
Assets in custody	127,013	117,686	115,350	111,351	114,931
Deposits	239,853	266,188	243,518	237,339	239,915
Loans and leases (2)	110,103	109,305	105,801	103,707	101,279
Total client balances	$2,248,724	$2,166,662	$2,143,222	$2,079,059	$2,123,587

Assets Under Management Flows
Liquidity assets under management (3)	$(2,227)	$2,545	$(1,875)	$(122)	$70
Long-term assets under management (4)	20,361	9,120	5,779	3,796	7,695
Total assets under management flows	$18,134	$11,665	$3,904	$3,674	$7,765

Associates (5)
Number of Financial Advisors	16,084	16,411	16,759	16,764	16,692
Total Wealth Advisors	17,312	17,640	18,036	18,060	18,004
Total Client Facing Professionals	20,037	20,386	20,778	20,844	20,982

Merrill Lynch Global Wealth Management Metrics
Financial Advisory Productivity (6) (in thousands)	$971	$927	$897	$895	$891

U.S. Trust Metrics
Client Facing Professionals	2,090	2,077	2,119	2,162	2,223

(1)	Other includes the results of BofA Global Capital Management and other administrative items.

(2)	Includes margin receivables which are classified in customer and other receivables on the Corporation's Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in the Consumer & Business Banking segment of 1,610, 1,496, 1,457, 1,383 and 1,337 at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(6)
Financial Advisor Productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of financial advisors (excluding Financial Advisors in the Consumer & Business Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Net interest income (FTE basis)	$254	$254	$272	$137	$478
Noninterest income:
Card income	85	96	93	84	87
Equity investment income (loss)	520	569	172	(36)	429
Gains on sales of debt securities	67	117	328	354	712
All other income (loss)	(562)	(1,186)	(1,699)	60	(2,101)
Total noninterest income (loss)	110	(404)	(1,106)	462	(873)
Total revenue, net of interest expense (FTE basis)	364	(150)	(834)	599	(395)

Provision for credit losses	250	450	390	535	1,246

Noninterest expense	1,756	993	1,621	1,106	2,526
Loss before income taxes	(1,642)	(1,593)	(2,845)	(1,042)	(4,167)
Income tax benefit (FTE basis)	(775)	(2,440)	(1,249)	(678)	(1,562)
Net income (loss)	$(867)	$847	$(1,596)	$(364)	$(2,605)

Balance Sheet
Average
Total loans and leases	$244,557	$247,128	$256,131	$263,649	$270,228
Total assets (2)	241,667	282,763	308,769	341,496	344,665
Total deposits	35,550	36,939	39,266	43,722	52,529

Period end
Total loans and leases	$241,407	$241,980	$252,592	$259,830	$266,095
Total assets (3)	221,807	265,203	296,697	326,931	341,533
Total deposits	35,758	36,060	37,555	39,362	42,873

(1)
All Other consists of ALM activities, equity investments, liquidating businesses and other. ALM activities encompass the whole-loan residential mortgage portfolio and investment securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, gains/losses on structured liabilities, and the impact of certain allocation methodologies and accounting hedge ineffectiveness. Equity Investments include Global Principal Investments, strategic and certain other investments. Other includes certain residential mortgage loans that are managed by Legacy Assets & Servicing.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $538.0 billion, $526.4 billion, $513.9 billion, $492.3 billion and $486.5 billion for the first quarter of 2013, and the fourth, third, second and first quarters of 2012, respectively.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $552.8 billion, $537.8 billion, $513.3 billion, $501.6 billion and $496.4 billion at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Global Principal Investments Exposures
	March 31, 2013			December 31 2012	Equity Investment Income (Loss)
	Book Value	Unfunded Commitments	Total	Total	First Quarter 2013
Global Principal Investments:
Private Equity Investments	$630	$42	$672	$1,098	$113
Global Real Estate	422	29	451	506	(26)
Global Strategic Capital	995	125	1,120	1,385	(25)
Legacy/Other Investments	739	2	741	705	42
Total Global Principal Investments	$2,786	$198	$2,984	$3,694	$104

Components of Equity Investment Income
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Global Principal Investments	$104	$167	$156	$(137)	$403
Strategic and other investments	416	402	16	101	26
Total equity investment income (loss) included in All Other	520	569	172	(36)	429
Total equity investment income included in the business segments	43	130	66	404	336
Total consolidated equity investment income	$563	$699	$238	$368	$765

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	March 31 2013	December 31 2012	March 31 2012
Consumer
Residential mortgage (1)	$256,924	$253,073	$266,884
Home equity	103,218	107,996	121,246
U.S. credit card	90,047	94,835	96,433
Non-U.S. credit card	10,620	11,697	13,914
Direct/Indirect consumer (2)	81,518	83,205	86,128
Other consumer (3)	1,696	1,628	2,607
Total consumer loans excluding loans accounted for under the fair value option	544,023	552,434	587,212
Consumer loans accounted for under the fair value option (4)	1,041	1,005	2,204
Total consumer	545,064	553,439	589,416

Commercial
U.S. commercial (5)	213,762	209,719	193,684
Commercial real estate (6)	39,060	38,637	38,049
Commercial lease financing	23,467	23,843	21,556
Non-U.S. commercial	82,460	74,184	52,601
Total commercial loans excluding loans accounted for under the fair value option	358,749	346,383	305,890
Commercial loans accounted for under the fair value option (4)	7,779	7,997	6,988
Total commercial	366,528	354,380	312,878
Total loans and leases	$911,592	$907,819	$902,294

(1)
Includes pay option loans of $6.5 billion, $6.7 billion and $7.4 billion, subprime loans of $512 million, $509 million and $653 million, and non-U.S. residential mortgages of $86 million, $93 million and $87 million at March 31, 2013, December 31, 2012 and March 31, 2012, respectively. The Corporation no longer originates pay option and subprime loans.

(2)
Includes dealer financial services loans of $36.1 billion, $35.9 billion and $40.2 billion, consumer lending loans of $4.1 billion, $4.7 billion and $7.1 billion, U.S. securities-based lending margin loans of $28.2 billion, $28.3 billion and $24.0 billion, student loans of $4.6 billion, $4.8 billion and $5.7 billion, non-U.S. consumer loans of $7.4 billion, $8.3 billion and $7.6 billion, and other consumer loans of $1.1 billion, $1.2 billion and $1.5 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(3)
Includes consumer finance loans of $1.4 billion, $1.4 billion and $1.6 billion, other non-U.S. consumer loans of $5 million, $5 million and $951 million, and consumer overdrafts of $115 million, $177 million and $58 million at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $1.0 billion, $1.0 billion and $2.2 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.1 billion, $2.3 billion and $2.2 billion, non-U.S. commercial loans of $5.7 billion, $5.7 billion and $4.8 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(5)	Includes U.S. small business commercial loans, including card-related products, of $12.4 billion, $12.6 billion and $13.0 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(6)
Includes U.S. commercial real estate loans of $37.6 billion, $37.2 billion and $36.3 billion, and non-U.S. commercial real estate loans of $1.4 billion, $1.5 billion and $1.7 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	First Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$258,772	$499	$1,332	$—	$90	$41,509	$215,342
Home equity	105,797	144	91,509	—	84	12,674	1,386
U.S. credit card	91,712	91,712	—	—	—	—	—
Non-U.S. credit card	11,027	—	—	—	—	—	11,027
Direct/Indirect consumer	82,364	4,468	59	36,141	3	32,261	9,432
Other consumer	1,666	135	—	142	—	7	1,382
Total consumer	551,338	96,958	92,900	36,283	177	86,451	238,569

Commercial
U.S. commercial	210,706	30,585	62	124,853	30,051	18,121	7,034
Commercial real estate	39,179	2,021	1	34,824	446	1,369	518
Commercial lease financing	23,534	—	—	24,486	694	4	(1,650)
Non-U.S. commercial	81,502	6	—	59,859	21,414	137	86
Total commercial	354,921	32,612	63	244,022	52,605	19,631	5,988
Total loans and leases	$906,259	$129,570	$92,963	$280,305	$52,782	$106,082	$244,557

	Fourth Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$256,729	$426	$1,113	$—	$93	$40,204	$214,893
Home equity	110,105	146	95,343	—	84	13,164	1,368
U.S. credit card	92,849	92,849	—	—	—	—	—
Non-U.S. credit card	13,081	—	—	—	—	—	13,081
Direct/Indirect consumer	82,583	5,097	75	36,003	23	31,225	10,160
Other consumer	1,602	149	—	7	—	7	1,439
Total consumer	556,949	98,667	96,531	36,010	200	84,600	240,941

Commercial
U.S. commercial	209,496	30,203	73	121,503	32,931	17,691	7,095
Commercial real estate	38,192	2,330	1	33,403	341	1,427	690
Commercial lease financing	22,839	—	—	24,057	458	4	(1,680)
Non-U.S. commercial	65,690	17	—	53,391	12,137	63	82
Total commercial	336,217	32,550	74	232,354	45,867	19,185	6,187
Total loans and leases	$893,166	$131,217	$96,605	$268,364	$46,067	$103,785	$247,128

	First Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$272,655	$297	$2,254	$—	$95	$37,203	$232,806
Home equity	122,933	146	107,181	—	—	14,372	1,234
U.S. credit card	98,334	98,334	—	—	—	—	—
Non-U.S. credit card	14,151	—	—	—	—	—	14,151
Direct/Indirect consumer	88,321	7,648	89	42,040	61	27,634	10,849
Other consumer	2,617	84	—	8	—	6	2,519
Total consumer	599,011	106,509	109,524	42,048	156	79,215	261,559

Commercial
U.S. commercial	195,111	31,470	75	118,006	24,066	17,108	4,386
Commercial real estate	39,190	2,348	2	33,642	199	1,551	1,448
Commercial lease financing	21,679	—	—	23,387	—	4	(1,712)
Non-U.S. commercial	58,731	14	—	49,123	4,909	138	4,547
Total commercial	314,711	33,832	77	224,158	29,174	18,801	8,669
Total loans and leases	$913,722	$140,341	$109,601	$266,206	$29,330	$98,016	$270,228

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	March 31 2013	December 31 2012	March 31 2012	March 31 2013	December 31 2012	March 31 2012
Diversified financials	$68,559	$66,201	$56,119	$103,745	$99,673	$87,171
Real estate (4)	47,513	47,479	45,779	65,855	65,639	60,770
Retailing	29,337	28,065	25,663	49,757	47,719	45,088
Capital goods	24,995	25,071	23,127	48,444	49,196	49,730
Government and public education	39,671	41,449	41,981	48,022	50,285	55,126
Healthcare equipment and services	29,107	29,396	30,636	45,556	45,488	47,590
Banking	37,895	40,245	30,562	43,383	45,238	34,433
Materials	22,243	21,809	19,875	42,264	40,493	37,863
Energy	21,167	17,684	15,569	40,853	38,464	32,476
Consumer services	22,193	23,093	24,111	35,195	36,367	37,799
Food, beverage and tobacco	14,909	14,738	14,817	32,936	37,344	29,296
Commercial services and supplies	18,345	19,020	18,431	29,861	30,257	29,290
Utilities	8,900	8,410	7,938	23,104	23,432	24,229
Transportation	15,606	13,791	12,625	21,968	20,255	19,503
Media	12,907	13,091	11,037	21,835	21,705	21,091
Individuals and trusts	14,107	13,916	14,483	18,166	17,801	18,239
Insurance, including monolines	7,100	8,519	8,998	12,803	14,145	15,344
Software and services	5,571	5,549	4,517	11,740	12,125	10,676
Pharmaceuticals and biotechnology	4,439	3,854	4,463	11,191	11,409	11,678
Technology hardware and equipment	4,735	5,118	4,680	10,761	11,108	10,954
Telecommunication services	3,689	4,029	3,936	10,191	10,297	9,977
Consumer durables and apparel	5,198	4,246	4,370	9,362	8,438	8,726
Religious and social organizations	6,235	6,850	7,989	8,435	9,107	10,868
Automobiles and components	3,349	3,312	2,951	7,702	7,675	7,363
Food and staples retailing	4,004	3,528	3,226	7,334	6,838	6,470
Other	8,807	3,264	6,345	11,792	6,507	8,954
Total commercial credit exposure by industry	$480,581	$471,727	$444,228	$772,255	$767,005	$730,704
Net credit default protection purchased on total commitments (5)				$(12,444)	$(14,657)	$(19,880)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $57.7 billion, $58.1 billion and $60.6 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively. Not reflected in utilized and committed exposure is additional derivative collateral held of $18.0 billion, $18.7 billion and $16.7 billion which consists primarily of other marketable securities at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(2)
Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $7.8 billion, $8.0 billion and $7.0 billion and issued letters of credit at notional value of $567 million, $672 million and $1.0 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $15.1 billion, $17.6 billion and $23.0 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)

	March 31 2013	December 31 2012
Less than or equal to one year	26%	21%
Greater than one year and less than or equal to five years	71	75
Greater than five years	3	4
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	March 31, 2013		December 31, 2012
Ratings (2, 3)	Net Notional (4)	Percent	Net Notional (4)	Percent
AAA	$(120)	1.0%	$(120)	0.8%
AA	(412)	3.3	(474)	3.2
A	(4,951)	39.8	(5,861)	40.0
BBB	(5,133)	41.2	(6,067)	41.4
BB	(1,075)	8.6	(1,101)	7.5
B	(699)	5.6	(937)	6.4
CCC and below	(216)	1.7	(247)	1.7
NR (5)	162	(1.2)	150	(1.0)
Total net credit default protection	$(12,444)	100.0%	$(14,657)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	"NR" is comprised of names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at March 31 2013	Hedges and Credit Default Protection (4)	Net Country Exposure at March 31 2013 (5)	Increase (Decrease) from December 31 2012
United Kingdom	$26,266	$10,666	$5,173	$7,539	$49,644	$(3,129)	$46,515	$(677)
Canada	6,132	6,538	2,652	5,340	20,662	(1,411)	19,251	275
France	3,233	6,101	1,358	5,898	16,590	(2,650)	13,940	(2,351)
Brazil	8,739	460	248	4,135	13,582	(187)	13,395	892
India	8,235	636	267	3,685	12,823	(223)	12,600	(1,118)
Germany	6,919	5,377	2,860	1,750	16,906	(5,220)	11,686	666
China	8,069	282	662	2,529	11,542	(1,003)	10,539	1,352
Australia	4,781	3,310	665	2,172	10,928	(839)	10,089	360
Netherlands	4,067	2,277	572	2,330	9,246	(1,173)	8,073	(2,609)
South Korea	4,983	577	486	2,503	8,549	(1,090)	7,459	310
Japan	4,396	466	820	2,944	8,626	(1,818)	6,808	(17,031)
Russian Federation	5,861	288	58	771	6,978	(614)	6,364	1,452
Hong Kong	4,636	612	150	1,026	6,424	(112)	6,312	869
Switzerland	2,330	3,336	352	638	6,656	(747)	5,909	89
Singapore	2,823	253	280	2,435	5,791	(154)	5,637	(4,537)
Italy	3,386	2,640	1,944	321	8,291	(4,332)	3,959	(879)
Mexico	2,392	711	208	930	4,241	(418)	3,823	164
Taiwan	2,128	43	146	1,355	3,672	(15)	3,657	435
Turkey	1,900	107	149	531	2,687	(16)	2,671	531
Spain	2,534	956	177	299	3,966	(1,311)	2,655	1
Total top 20 non-U.S. countries exposure	$113,810	$45,636	$19,227	$49,131	$227,804	$(26,462)	$201,342	$(21,806)

(1)
Includes loans, leases and other extensions of credit or funds including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps and secured financing transactions. Derivative exposures are presented net of $41.6 billion in collateral, predominantly in cash, pledged under legally enforceable netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $80.0 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of single-name and indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Select European Countries
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at March 31 2013	Hedges and Credit Default Protection (4)	Net Country Exposure at March 31 2013 (5)	Increase (Decrease) from December 31 2012
Greece
Sovereign	$—	$—	$—	$7	$7	$—	$7	$5
Financial institutions	—	—	—	7	7	(9)	(2)	3
Corporates	64	117	13	6	200	(5)	195	(114)
Total Greece	$64	$117	$13	$20	$214	$(14)	$200	$(106)
Ireland
Sovereign	$17	$—	$26	$62	$105	$(10)	$95	$37
Financial institutions	357	30	255	38	680	(34)	646	54
Corporates	597	257	28	50	932	(2)	930	1
Total Ireland	$971	$287	$309	$150	$1,717	$(46)	$1,671	$92
Italy
Sovereign	$21	$—	$1,638	$10	$1,669	$(2,265)	$(596)	$(626)
Financial institutions	1,861	89	198	28	2,176	(778)	1,398	321
Corporates	1,504	2,551	108	283	4,446	(1,289)	3,157	(574)
Total Italy	$3,386	$2,640	$1,944	$321	$8,291	$(4,332)	$3,959	$(879)
Portugal
Sovereign	$—	$—	$26	$35	$61	$(44)	$17	$54
Financial institutions	6	—	5	32	43	(18)	25	(13)
Corporates	142	89	6	13	250	(149)	101	16
Total Portugal	$148	$89	$37	$80	$354	$(211)	$143	$57
Spain
Sovereign	$34	$—	$54	$1	$89	$(277)	$(188)	$(415)
Financial institutions	808	6	68	110	992	(148)	844	686
Corporates	1,692	950	55	188	2,885	(886)	1,999	(270)
Total Spain	$2,534	$956	$177	$299	$3,966	$(1,311)	$2,655	$1
Total
Sovereign	$72	$—	$1,744	$115	$1,931	$(2,596)	$(665)	$(945)
Financial institutions	3,032	125	526	215	3,898	(987)	2,911	1,051
Corporates	3,999	3,964	210	540	8,713	(2,331)	6,382	(941)
Total select European exposure	$7,103	$4,089	$2,480	$870	$14,542	$(5,914)	$8,628	$(835)

(1)
Includes loans, leases and other extensions of credit or funds including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps and secured financing transactions. Derivative exposures are presented net of $2.9 billion in collateral, predominantly in cash, pledged under legally enforceable netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $3.1 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures of $7.7 billion and net credit default swaps purchased of $1.5 billion, consisting of $1.5 billion of net single-name credit default swaps purchased and $13 million of net indexed and tranched credit default swaps sold.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, including $3.6 billion, consisting of $3.2 billion in net single-name credit default swaps purchased and $397 million in net indexed and tranched credit default swaps purchased, to hedge loans and securities, $2.2 billion in additional credit default protection purchased to hedge derivative assets and $148 million in other short exposures. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	March 31 2013	December 31 2012	September 30 2012	June 30 2012	March 31 2012
Residential mortgage (1)	$15,002	$15,056	$15,441	$14,878	$15,318
Home equity (1, 2)	4,195	4,281	4,275	4,207	4,360
Direct/Indirect consumer	84	92	36	35	41
Other consumer	1	2	1	1	5
Total consumer	19,282	19,431	19,753	19,121	19,724
U.S. commercial	1,354	1,484	1,609	1,841	2,048
Commercial real estate	1,139	1,513	2,028	2,498	3,404
Commercial lease financing	19	44	33	39	38
Non-U.S. commercial	112	68	139	194	140
	2,624	3,109	3,809	4,572	5,630
U.S. small business commercial	110	115	139	143	121
Total commercial	2,734	3,224	3,948	4,715	5,751
Total nonperforming loans and leases	22,016	22,655	23,701	23,836	25,475
Foreclosed properties (3)	826	900	1,224	1,541	2,315
Total nonperforming loans, leases and foreclosed properties (4, 5, 6)	$22,842	$23,555	$24,925	$25,377	$27,790

Fully-insured home loans past due 90 days or more and still accruing	$21,617	$22,157	$21,817	$22,287	$21,176
Consumer credit card past due 90 days or more and still accruing	1,541	1,649	1,695	1,847	2,160
Other loans past due 90 days or more and still accruing	655	776	807	865	984
Total loans past due 90 days or more and still accruing (5, 7, 8)	$23,813	$24,582	$24,319	$24,999	$24,320

Nonperforming loans, leases and foreclosed properties/Total assets (9)	1.05%	1.07%	1.15%	1.18%	1.28%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (9)	2.53	2.62	2.81	2.87	3.10
Nonperforming loans and leases/Total loans and leases (9)	2.44	2.52	2.68	2.70	2.85

Commercial utilized reservable criticized exposure (10)	$15,006	$15,936	$17,374	$20,442	$24,457
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (10)	3.75%	4.10%	4.69%	5.64%	6.77%
Total commercial utilized criticized exposure/Commercial utilized exposure (10)	4.08	4.44	5.03	5.92	6.86

(1)
During the fourth and third quarters of 2012, as a result of regulatory guidance, we changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming. As a result of this change, we reclassified residential mortgage loans of $49 million, home equity loans of $5 million and direct/indirect consumer loans of $58 million to nonperforming as of December 31, 2012, and residential mortgage loans of $567 million and home equity loans of $483 million as of September 30, 2012. Prior period amounts have not been restated.

(2)
During the first quarter of 2012, the bank regulatory agencies jointly issued interagency supervisory guidance on nonaccrual status for junior-lien consumer real estate loans. In accordance with this regulatory interagency guidance, we classify junior-lien home equity loans as nonperforming when the first-lien loan becomes 90 days past due even if the junior-lien loan is performing. As a result of this change, we reclassified $1.9 billion of current home equity loans to nonperforming as of March 31, 2012.

(3)
Foreclosed property balances do not include loans that are insured by the Federal Housing Administration and have entered foreclosure of $2.3 billion, $2.5 billion, $2.4 billion, $1.2 billion and $1.1 billion at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(4)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(5)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(6) Balances do not include the following:	March 31 2013	December 31 2012	September 30 2012	June 30 2012	March 31 2012
Nonperforming loans held-for-sale	$1,051	$1,113	$1,397	$1,363	$1,491
Nonperforming loans accounted for under the fair value option	412	401	458	453	798
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	512	521	540	461	459

(7)
Balances do not include loans held-for-sale past due 90 days or more and still accruing of $18 million, $130 million, $26 million, $31 million and $49 million at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively. At March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, there were no loans accounted for under the fair value option past due 90 days or more and still accruing interest.

(8)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(9)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $8.8 billion, $9.0 billion, $7.6 billion, $8.4 billion and $9.2 billion at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(10)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012
Nonperforming Consumer Loans:
Balance, beginning of period	$19,431	$19,753	$19,121	$19,724	$18,768
Additions to nonperforming loans:
New nonperforming loans	2,661	3,211	3,306	3,259	3,308
Implementation of change in treatment of loans discharged in bankruptcies (2)	n/a	112	1,050	n/a	n/a
Implementation of regulatory interagency guidance (3)	n/a	n/a	n/a	n/a	1,853
Reductions in nonperforming loans:
Paydowns	(680)	(968)	(822)	(858)	(1,153)
Sales	—	(47)	—	—	—
Returns to performing status (4)	(943)	(1,076)	(943)	(1,271)	(913)
Charge-offs (5)	(1,072)	(1,439)	(1,827)	(1,541)	(1,737)
Transfers to foreclosed properties	(115)	(115)	(132)	(192)	(402)
Total net additions (reductions) to nonperforming loans	(149)	(322)	632	(603)	956
Total nonperforming consumer loans, end of period	19,282	19,431	19,753	19,121	19,724
Foreclosed properties	620	650	799	1,108	1,805
Nonperforming consumer loans and foreclosed properties, end of period	$19,902	$20,081	$20,552	$20,229	$21,529

Nonperforming Commercial Loans and Leases (6):
Balance, beginning of period	$3,224	$3,948	$4,715	$5,751	$6,337
Additions to nonperforming loans and leases:
New nonperforming loans and leases	350	473	474	788	599
Advances	6	5	42	14	24
Reductions in nonperforming loans and leases:
Paydowns	(328)	(445)	(548)	(806)	(573)
Sales	(147)	(198)	(113)	(392)	(137)
Return to performing status (7)	(167)	(249)	(262)	(152)	(145)
Charge-offs (8)	(177)	(273)	(221)	(379)	(291)
Transfers to foreclosed properties	(21)	(37)	(93)	(109)	(63)
Transfers to loans held-for-sale	(6)	—	(46)	—	—
Total net reductions in nonperforming loans and leases	(490)	(724)	(767)	(1,036)	(586)
Total nonperforming commercial loans and leases, end of period	2,734	3,224	3,948	4,715	5,751
Foreclosed properties	206	250	425	433	510
Nonperforming commercial loans, leases and foreclosed properties, end of period	$2,940	$3,474	$4,373	$5,148	$6,261

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 37.

(2)
During the fourth and third quarters of 2012, as a result of regulatory guidance, we changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming. Prior period amounts have not be restated.

(3)
During the first quarter of 2012, the bank regulatory agencies jointly issued interagency supervisory guidance on nonaccrual status for junior-lien consumer real estate loans. In accordance with this regulatory interagency guidance, we classify junior-lien home equity loans as nonperforming when the first-lien loan becomes 90 days past due even if the junior-lien loan is performing. As a result of this change, we reclassified $1.9 billion of current home equity loans to nonperforming as of March 31, 2012.

(4)
Consumer loans may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(5)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

(6)	Includes U.S. small business commercial activity.

(7)
Commercial loans and leases may be restored to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

(8)	Small business card loans are not classified as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2, 3, 4)
(Dollars in millions)
	First Quarter 2013		Fourth Quarter 2012		Third Quarter 2012		Second Quarter 2012		First Quarter 2012
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$383	0.60%	$730	1.14%	$722	1.10%	$750	1.14%	$914	1.36%
Home equity	684	2.62	767	2.77	1,621	5.55	892	3.00	957	3.13
U.S. credit card	947	4.19	978	4.19	1,079	4.60	1,244	5.27	1,331	5.44
Non-U.S. credit card	112	4.14	119	3.62	124	3.70	135	3.97	203	5.78
Direct/Indirect consumer	124	0.61	195	0.94	161	0.78	181	0.86	226	1.03
Other consumer	52	12.76	64	15.78	63	9.53	49	7.71	56	8.59
Total consumer	2,302	1.70	2,853	2.04	3,770	2.64	3,251	2.25	3,687	2.48
U.S. commercial (5)	45	0.09	27	0.05	55	0.12	94	0.20	66	0.15
Commercial real estate	93	0.96	84	0.88	91	0.97	77	0.83	132	1.36
Commercial lease financing	(10)	(0.18)	1	0.02	(12)	(0.22)	14	0.25	(9)	(0.16)
Non-U.S. commercial	(15)	(0.08)	17	0.12	9	0.06	7	0.06	(5)	(0.04)
	113	0.14	129	0.16	143	0.19	192	0.26	184	0.25
U.S. small business commercial	102	3.33	122	3.86	209	6.59	183	5.74	185	5.63
Total commercial	215	0.25	251	0.30	352	0.45	375	0.49	369	0.48
Total net charge-offs	$2,517	1.14	$3,104	1.40	$4,122	1.86	$3,626	1.64	$4,056	1.80

By Business Segment
Consumer & Business Banking	$1,196	3.74%	$1,284	3.89%	$1,499	4.49%	$1,669	4.95%	$1,766	5.06%
Consumer Real Estate Services	660	2.91	732	3.05	1,567	6.15	845	3.25	915	3.43
Global Banking	113	0.17	230	0.35	116	0.18	159	0.25	165	0.26
Global Markets	2	0.01	1	0.01	—	—	—	—	13	0.18
Global Wealth & Investment Management	61	0.23	91	0.35	97	0.38	88	0.36	94	0.38
All Other	485	0.80	766	1.23	843	1.31	865	1.32	1,103	1.64
Total net charge-offs	$2,517	1.14	$3,104	1.40	$4,122	1.86	$3,626	1.64	$4,056	1.80

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 1.18, 1.44, 1.93, 1.69 and 1.87 for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $839 million, $1.1 billion and $1.7 billion for the three months ended March 31, 2013, December 31, 2012 and September 30, 2012, respectively. There were no write-offs of purchased credit-impaired loans at June 30, 2012 and March 31, 2012. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 1.52, 1.90 and 2.63 for the three months ended March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

(3)
During the three months ended September 30, 2012, the Corporation changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value irrespective of the borrower's payment status. As a result of the completion of implementation, the Corporation charged off $73 million and $478 million of current or less than 60 days delinquent loans for the three months ended December 31, 2012 and September 30, 2012.

(4)	Includes $435 million of charge-offs incurred during the three months ended September 30, 2012 as a result of National Mortgage Settlement activities.

(5)	Excludes U.S. small business commercial loans.

Net Charge-offs (Reserve Reduction)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$(1,638)
$(1,853)
$(2,348)
$(900)
$(804)
1.80%
1.64%
1.86%
1.40%
1.14%
$4,056
$3,626
$4,122
$3,104
$2,517
1Q12
2Q12
3Q12
4Q12
1Q13
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	March 31, 2013			December 31, 2012			March 31, 2012
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$6,731	29.99%	2.62%	$7,088	29.31%	2.80%	$8,272	25.68%	3.10%
Home equity	6,707	29.89	6.50	7,845	32.45	7.26	12,701	39.43	10.48
U.S. credit card	4,506	20.08	5.00	4,718	19.51	4.97	5,680	17.63	5.89
Non-U.S. credit card	572	2.55	5.38	600	2.48	5.13	828	2.57	5.95
Direct/Indirect consumer	690	3.08	0.85	718	2.97	0.86	1,001	3.11	1.16
Other consumer	106	0.47	6.24	104	0.43	6.40	155	0.48	5.96
Total consumer	19,312	86.06	3.55	21,073	87.15	3.81	28,637	88.90	4.88
U.S. commercial (2)	1,866	8.31	0.87	1,885	7.80	0.90	2,098	6.51	1.08
Commercial real estate	815	3.63	2.09	846	3.50	2.19	1,166	3.62	3.06
Commercial lease financing	85	0.38	0.36	78	0.32	0.33	79	0.25	0.37
Non-U.S. commercial	363	1.62	0.44	297	1.23	0.40	231	0.72	0.44
Total commercial (3)	3,129	13.94	0.87	3,106	12.85	0.90	3,574	11.10	1.17
Allowance for loan and lease losses	22,441	100.00%	2.49	24,179	100.00%	2.69	32,211	100.00%	3.61
Reserve for unfunded lending commitments	486			513			651
Allowance for credit losses	$22,927			$24,692			$32,862

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (4)		2.49%			2.69%			3.61%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (4, 5)		2.06			2.14			2.70
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		102			107			126
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		82			82			91
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		2.20			1.96			1.97
Ratio of the allowance for loan and lease losses (excluding purchased credit-impaired loans)/Annualized net charge-offs (5)		1.76			1.51			1.43
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs (8)		1.65			1.44			1.97

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $1.0 billion, $1.0 billion and $2.2 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $2.1 billion, $2.3 billion and $2.2 billion and non-U.S. commercial loans of $5.7 billion, $5.7 billion and $4.8 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(2)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $611 million, $642 million and $811 million at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(3)	Includes allowance for loan and lease losses for impaired commercial loans of $408 million, $475 million and $635 million at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(4)
Total loans and leases do not include loans accounted for under the fair value option of $8.8 billion, $9.0 billion and $9.2 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $4.5 billion, $5.5 billion and $8.9 billion at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(6)
Allowance for loan and lease losses includes $10.7 billion, $12.0 billion and $17.0 billion allocated to products (primarily the Card Services portfolios within Consumer & Business Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at March 31, 2013, December 31, 2012 and March 31, 2012, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 53 percent, 54 percent and 60 percent at March 31, 2013, December 31, 2012 and March 31, 2012, respectively.

(7)
Net charge-offs exclude $839 million and $1.1 billion of write-offs in the purchased credit-impaired loan portfolio at March 31, 2013 and December 31, 2012. These write-offs decreased the purchased credit-impaired valuation allowance included as part of the allowance for loan and lease losses.

(8)	There were no write-offs of purchased credit-impaired loans at March 31, 2012.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield evaluates the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of average common shareholders' equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of average shareholders' equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible common equity ratio represents ending common shareholders' equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total ending shareholders' equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents ending common shareholders' equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity (i.e., capital). In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

Effective January 1, 2013, on a prospective basis, the Corporation adjusted the amount of capital being allocated to its business segments. The adjustment reflects an enhancement to prior-year methodology (economic capital) which focused solely on internal risk-based economic capital models. The enhanced methodology (allocated capital) now also considers the effect of regulatory capital requirements and future business plans in addition to internal risk-based economic capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. The capital allocated to the Corporation's business segments is referred to as allocated capital, a non-GAAP financial measure. Allocated capital in the Corporation's business segments is subject to change over time.

See the tables below and on pages 42-44 for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$10,664	$10,324	$9,938	$9,548	$10,846
Fully taxable-equivalent adjustment	211	231	229	234	207
Net interest income on a fully taxable-equivalent basis	$10,875	$10,555	$10,167	$9,782	$11,053

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$23,497	$18,660	$20,428	$21,968	$22,278
Fully taxable-equivalent adjustment	211	231	229	234	207
Total revenue, net of interest expense on a fully taxable-equivalent basis	$23,708	$18,891	$20,657	$22,202	$22,485

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$1,009	$(2,636)	$770	$684	$66
Fully taxable-equivalent adjustment	211	231	229	234	207
Income tax expense (benefit) on a fully taxable-equivalent basis	$1,220	$(2,405)	$999	$918	$273

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity

Common shareholders' equity	$218,238	$219,744	$217,273	$216,782	$214,150
Goodwill	(69,945)	(69,976)	(69,976)	(69,976)	(69,967)
Intangible assets (excluding mortgage servicing rights)	(6,549)	(6,874)	(7,194)	(7,533)	(7,869)
Related deferred tax liabilities	2,425	2,490	2,556	2,626	2,700
Tangible common shareholders' equity	$144,169	$145,384	$142,659	$141,899	$139,014

Reconciliation of average shareholders' equity to average tangible shareholders' equity

Shareholders' equity	$237,008	$238,512	$236,039	$235,558	$232,566
Goodwill	(69,945)	(69,976)	(69,976)	(69,976)	(69,967)
Intangible assets (excluding mortgage servicing rights)	(6,549)	(6,874)	(7,194)	(7,533)	(7,869)
Related deferred tax liabilities	2,425	2,490	2,556	2,626	2,700
Tangible shareholders' equity	$162,939	$164,152	$161,425	$160,675	$157,430

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity

Common shareholders' equity	$219,653	$218,188	$219,838	$217,213	$213,711
Goodwill	(69,930)	(69,976)	(69,976)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,379)	(6,684)	(7,030)	(7,335)	(7,696)
Related deferred tax liabilities	2,363	2,428	2,494	2,559	2,628
Tangible common shareholders' equity	$145,707	$143,956	$145,326	$142,461	$138,667

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity

Shareholders' equity	$238,433	$236,956	$238,606	$235,975	$232,499
Goodwill	(69,930)	(69,976)	(69,976)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,379)	(6,684)	(7,030)	(7,335)	(7,696)
Related deferred tax liabilities	2,363	2,428	2,494	2,559	2,628
Tangible shareholders' equity	$164,487	$162,724	$164,094	$161,223	$157,455

Reconciliation of period-end assets to period-end tangible assets

Assets	$2,174,611	$2,209,974	$2,166,162	$2,160,854	$2,181,449
Goodwill	(69,930)	(69,976)	(69,976)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,379)	(6,684)	(7,030)	(7,335)	(7,696)
Related deferred tax liabilities	2,363	2,428	2,494	2,559	2,628
Tangible assets	$2,100,665	$2,135,742	$2,091,650	$2,086,102	$2,106,405

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012

Reconciliation of return on average allocated capital/economic capital (1)

Consumer & Business Banking

Reported net income	$1,382	$1,421	$1,275	$1,146	$1,445
Adjustment related to intangibles (2)	2	3	3	4	3
Adjusted net income	$1,384	$1,424	$1,278	$1,150	$1,448

Average allocated equity	$58,388	$54,131	$53,918	$53,387	$52,890
Adjustment related to goodwill and a percentage of intangibles	(30,388)	(30,418)	(30,448)	(30,484)	(30,522)
Average allocated capital/economic capital	$28,000	$23,713	$23,470	$22,903	$22,368

Global Banking

Reported net income	$1,338	$1,409	$1,221	$1,379	$1,573
Adjustment related to intangibles (2)	1	1	1	1	1
Adjusted net income	$1,339	$1,410	$1,222	$1,380	$1,574

Average allocated equity	$49,828	$44,815	$45,288	$45,229	$45,060
Adjustment related to goodwill and a percentage of intangibles	(24,828)	(24,849)	(24,852)	(24,856)	(24,860)
Average allocated capital/economic capital	$25,000	$19,966	$20,436	$20,373	$20,200

Global Markets

Reported net income (loss)	$1,358	$183	$(274)	$499	$828
Adjustment related to intangibles (2)	2	2	2	3	2
Adjusted net income (loss)	$1,360	$185	$(272)	$502	$830

Average allocated equity	$34,645	$18,836	$18,070	$17,929	$19,032
Adjustment related to goodwill and a percentage of intangibles	(4,645)	(4,648)	(4,652)	(4,609)	(4,648)
Average allocated capital/economic capital	$30,000	$14,188	$13,418	$13,320	$14,384

Global Wealth & Investment Management

Reported net income	$720	$576	$571	$548	$550
Adjustment related to intangibles (2)	4	5	6	6	6
Adjusted net income	$724	$581	$577	$554	$556

Average allocated equity	$20,323	$18,489	$18,199	$17,391	$16,822
Adjustment related to goodwill and a percentage of intangibles	(10,323)	(10,340)	(10,359)	(10,380)	(10,402)
Average allocated capital/economic capital	$10,000	$8,149	$7,840	$7,011	$6,420

For footnotes see page 44.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	First Quarter 2013	Fourth Quarter 2012	First Quarter 2012

Consumer & Business Banking

Deposits

Reported net income	$398	$322	$403
Adjustment related to intangibles (2)	—	—	—
Adjusted net income	$398	$322	$403

Average allocated equity	$35,407	$33,479	$32,219
Adjustment related to goodwill and a percentage of intangibles	(20,007)	(20,013)	(20,030)
Average allocated capital/economic capital	$15,400	$13,466	$12,189

Card Services

Reported net income	$984	$1,099	$1,042
Adjustment related to intangibles (2)	2	3	3
Adjusted net income	$986	$1,102	$1,045

Average allocated equity	$22,981	$20,652	$20,671
Adjustment related to goodwill and a percentage of intangibles	(10,381)	(10,405)	(10,492)
Average allocated capital/economic capital	$12,600	$10,247	$10,179

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Consumer Real Estate Services.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44